Exhibit 10.58
EXECUTION COPY
SECURITY AGREEMENT
dated as of
December 6, 2007
among
AMERICAN REPROGRAPHICS COMPANY, L.L.C.,
AMERICAN REPROGRAPHICS COMPANY,
and
THE OTHER GRANTORS PARTY HERETO
and
JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

SCHEDULES:

Schedule 1	Equity Interests in Subsidiaries and Affiliates Owned by Original Grantors

Schedule 2	Other Investment Property Owned by Original Grantors

Schedule 3	Existing Secured Hedging Obligations
EXHIBITS:

Exhibit A	Security Agreement Supplement

Exhibit B	Copyright Security Agreement

Exhibit C	Patent Security Agreement

Exhibit D	Trademark Security Agreement

Exhibit E	Perfection Certificate

Exhibit F	Issuer Control Agreement

Exhibit G	Securities Account Control Agreement

Exhibit H	Deposit Account Control Agreement
ii

SECURITY AGREEMENT
     SECURITY AGREEMENT dated as of December 6, 2007 among AMERICAN REPROGRAPHICS COMPANY, L.L.C., (the “Borrower”), AMERICAN REPROGRAPHICS COMPANY (“Holdings”), the other Grantors party hereto and JPMORGAN CHASE BANK, N.A., as Collateral Agent.
     WHEREAS, the Borrower is entering into the Credit Agreement described in Section 1 hereof, pursuant to which the Borrower intends to borrow funds and obtain letters of credit for the purposes set forth therein;
     WHEREAS, the Borrower has agreed to secure (i) its obligations under the Credit Agreement and (ii) its obligations under interest rate hedging arrangements designed to mitigate the risk that interest rates payable under the Credit Agreement will fluctuate by granting Liens on its assets to the Collateral Agent as provided in the Security Documents;
     WHEREAS, Holdings and each of the other Guarantors have agreed to guarantee the foregoing obligations of the Borrower as provide in the Credit Agreement, and to secure their respective guarantees thereof by granting Liens on their respective assets to the Collateral Agent as provided in the Security Documents;
     WHEREAS, the Lenders and the Issuing Bank are not willing to make loans or issue or participate in letters of credit under the Credit Agreement, and the counterparties to the interest rate hedging arrangements referred to above are not willing to enter into or maintain them, unless (i) the foregoing obligations of the Borrower are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents; and
     WHEREAS, upon any foreclosure or other enforcement of the Security Documents, the net proceeds of the relevant Collateral are to be received by or paid over to the Collateral Agent and applied as provided herein;
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions.
     (a) Terms Defined in Credit Agreement. Terms defined in the Credit Agreement and not otherwise defined in subsection (b) or (c) of this Section 1 have, as used herein, the respective meanings provided for therein.
     (b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term	UCC
Account	9-102
Authenticate	9-102
Certificated Security	8-102
Chattel Paper	9-102
Commodity Account	9-102
Commodity Customer	9-102
Deposit Account	9-102
Document	9-102
Entitlement Holder	8-102
Entitlement Order	8-102
Equipment	9-102
Financial Asset	8-102 & 103
General Intangibles	9-102
Instrument	9-102
Inventory	9-102
Investment Property	9-102
Record	9-102
Securities Account	8-501
Securities Intermediary	8-102
Security	8-102 & 103
Security Entitlement	8-102
Supporting Obligations	9-102
Uncertificated Security	8-102
     (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:
     “Cash Collateral Account” has the meaning set forth in Section 10(a).
     “Cash Distributions” means dividends, interest and other distributions and payments (including proceeds of liquidation, sale or other disposition) made or received in cash upon or with respect to any Collateral.

     “Collateral” means, collectively, all of the real, personal and mixed property (including Capital Stock), whether now owned or hereafter acquired, on which Liens are granted or purports to be granted pursuant to the Security Documents as security for the Obligations. When used with respect to a specific Grantor, the term “Collateral” means all of its property on which such a Lien is granted or purports to be granted.
     “Collateral Accounts” means the Cash Collateral Accounts, the Controlled Deposit Accounts and the Controlled Securities Accounts.
     “Contingent Obligation” means, at any time, any Obligation (or portion thereof) that is contingent in nature at such time, including any Obligation that is:
     (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it;
     (ii) an obligation under a Hedging Agreement to make payments that cannot be quantified at such time;
     (iii) any other obligation (including any guarantee) that is contingent in nature at such time; or
     (iv) an obligation to provide collateral to secure any of the foregoing types of obligations.
     “Control” has the following meanings:
     (a) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106; and
     (b) when used with respect to any Deposit Account, the meaning specified in UCC Section 9-104.
     “Controlled Deposit Account” means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank’s “customer” (as defined in UCC Section 4-104).
     “Controlled Securities Account” means a Securities Account that (i) is maintained in the name of a Grantor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Grantor, the Collateral Agent and such Securities Intermediary.

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     “Copyright License” means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.
     “Copyrights” means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement, (ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.
     “Copyright Security Agreement” means a Copyright Security Agreement, substantially in the form of Exhibit B, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.
     “Credit Agreement” means the Credit and Guaranty Agreement, dated as of December ___, 2007, among American Reprographics Company, L.L.C., American Reprographics Company and certain Subsidiaries of American Reprographics Company, L.L.C., as Guarantors, the financial institutions from time to time party thereto, as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.
     “Deposit Account Control Agreement” means, with respect to any Deposit Account of any Grantor, a Deposit Account Control Agreement substantially in the form of Exhibit H (with any changes that the Collateral Agent shall have approved) among such Grantor, the Collateral Agent and the relevant Depositary Bank, (i) providing that such Depositary Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in such Deposit Account without further consent by such Grantor and (ii) subordinating to the relevant Transaction Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto).
     “Depositary Bank” means a bank at which a Controlled Deposit Account is maintained.

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     “Equity Interest” means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof, (v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.
     “Existing Secured Hedging Obligations” means the obligations of the Borrower or any other Credit Party in respect of the agreements listed on Schedule 3, but not in respect of any renewal, modification or extension thereof.
     “Grantors” means the Borrower, each of the Persons listed on the signature pages hereof under the caption “Guarantors” and each Subsidiary of the Borrower that shall, at any time after the date hereof, become a “Grantor” pursuant to Section 22.
     “Intellectual Property Filing” means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Collateral Agent in such Recordable Intellectual Property.
     “Intellectual Property Security Agreement” means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.
     “Issuer Control Agreement” means an Issuer Control Agreement substantially in the form of Exhibit F (with any changes that the Collateral Agent shall have approved).
     “LLC Interest” means a membership interest or similar interest in a limited liability company.
     “Mortgage” means a mortgage or deed of trust in form reasonably satisfactory to the Collateral Agent in each case creating a Lien on real property in favor of the Collateral Agent (or a sub-agent appointed pursuant to Section 20(b)) for the benefit of the Secured Parties and with such changes in the form thereof as the Collateral Agent shall reasonably request for the purpose of conforming to

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local practice for similar instruments in the jurisdiction where such real property is located.
     “Non-Contingent Obligation” means at any time any Obligation (or portion thereof) that is not a Contingent Obligation at such time.
     “Obligations” means (i) all “Obligations” as defined in the Credit Agreement and (ii) without duplication, Existing Secured Hedging Obligations (including Post-Petition Interest) thereon.
     “Opinion of Counsel” means a written opinion of legal counsel (who may be counsel to a Grantor or other counsel, in either case approved by the Collateral Agent in its reasonable discretion) addressed and delivered to the Collateral Agent.
     “Original Grantor” means any Grantor that grants a Lien on any of its assets hereunder on the Closing Date.
     “own” refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and “acquire” refers to the acquisition of any such rights.
     “Partnership Interest” means a partnership interest, whether general or limited.
     “Patent License” means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not.
     “Patents” means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

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     “Patent Security Agreement” means a Patent Security Agreement, substantially in the form of Exhibit C, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.
     “Perfection Certificate” means, with respect to the Grantors, a certificate substantially in the form of Exhibit E, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Collateral Agent, and signed by an officer of each Grantor.
     “Permitted Liens” means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to Section 6.02 of the Credit Agreement.
     “Personal Property Collateral” means all property included in the Collateral except Real Property Collateral.
     “Pledged”, when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, “Pledged Equity Interest” means an Equity Interest that is included in the Collateral at such time.
     “Post-Petition Interest” means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Grantors (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.
     “Proceeds” means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.
     “Real Property Collateral” means all real property (including leasehold interests in real property) included in the Collateral.
     “Recordable Intellectual Property” means (i) any Patent registered with the United States Patent and Trademark Office, and any Patent License with respect to a Patent so registered, (ii) any Trademark registered with the United States Patent and Trademark Office, and any Trademark License with respect to a Trademark so registered, (iii) any Copyright registered with the United States

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Copyright Office and any Copyright License with respect to a Copyright so registered, and all rights in or under any of the foregoing.
     “Release Conditions” means the following conditions for terminating all the Transaction Liens:
     (i) all Commitments under the Credit Agreement shall have expired or been terminated;
     (ii) all Non-Contingent Obligations shall have been paid in full; and
     (iii) no Contingent Obligation (other than contingent indemnification and expense reimbursement obligations as to which no claim shall have been asserted) shall remain outstanding;
     provided that the condition in clause (iii) shall not apply to outstanding Letters of Credit if (x) no Event of Default has occurred and is continuing and (y) the Borrower has granted to the Collateral Agent, for the benefit of the Lenders, a security interest in cash (or causes a bank acceptable to the Administrative Agent, the Collateral Agent and the Issuing Bank to issue a letter of credit naming the Issuing Bank as beneficiary) in an amount exceeding 105% of the LC Exposure (plus any accrued and unpaid interest thereon) as of the date of such termination, on terms and conditions and pursuant to documentation reasonably satisfactory to the Administrative Agent, the Collateral Agent and the Issuing Bank.
     “Secured Agreement”, when used with respect to any Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Borrower, obligations of a Grantor and/or rights of the holder with respect to such Obligation.
     “Secured Guarantee” means, with respect to each Grantor, its guarantee of the Obligations pursuant to Article 7 of the Credit Agreement (or pursuant to a Counterpart Agreement).
     “Secured Party Requesting Notice” means, at any time, a Secured Party that has, at least five Business Days prior thereto, delivered to the Collateral Agent a written notice (i) stating that it holds one or more Obligations and wishes to receive copies of the notices referred to in Section 20(e) and (ii) setting forth its address, facsimile number and e-mail address to which copies of such notices should be sent.
     “Securities Account Control Agreement” means, when used with respect to a Securities Account, a Securities Account Control Agreement substantially in the form of Exhibit D (with any changes that the Collateral Agent

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shall have approved) among the relevant Securities Intermediary, the relevant Grantor and the Collateral Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Collateral Agent with respect to such Securities Account without further consent by the relevant Grantor.
     “Security Agreement Supplement” means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to Section 22 and/or adding additional property to the Collateral.
     “Security Documents” means, collectively, the Collateral Documents, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Mortgages, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, control agreements, mortgages or similar instruments delivered pursuant to the Credit Documents.
     “Trademark License” means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor grants to any other Person, any right to use any Trademark.
     “Trademarks” means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.
     “Trademark Security Agreement” means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.

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     “Transaction Liens” means the Liens granted by the Grantors under the Security Documents.
     “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
     (d) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (v) the word “property” shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     SECTION 2. Grant of Transaction Liens.
     (a) The Borrower, in order to secure the Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Borrower or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:
     (i) all Accounts;

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     (ii) all Chattel Paper;
     (iii) all Deposit Accounts;
     (iv) all Documents;
     (v) all Equipment;
     (vi) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);
     (vii) all Instruments;
     (viii) all Inventory;
     (ix) all Investment Property;
     (x) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Grantor pertaining to any of its Collateral;
     (xi) such Original Grantor’s ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money in the possession of the Collateral Agent; and
     (xii) all Proceeds of the Collateral described in the foregoing clauses (i) through (xi);
provided that the following property is excluded from the foregoing security interests: (A) motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, (B) voting Equity Interests in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 66% of all voting Equity Interests in such Foreign Subsidiary, (C) United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, and (D) any property to the extent that the grant of a security interest therein is prohibited by any applicable law or regulation, requires a consent not obtained of any Governmental Authority pursuant to any applicable law or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the

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case of any Investment Property, any applicable shareholder or similar agreement, except to the extent that such law or regulation or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law. Each Original Grantor shall use all reasonable efforts to obtain any such required consent that is reasonably obtainable.
     (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.
     (c) The Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.
     SECTION 3. General Representations and Warranties. Each Original Grantor represents and warrants that:
     (a) Such Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.
     (b) Schedule 1 lists all Equity Interests in Subsidiaries and Affiliates owned by such Grantor as of the Closing Date. Such Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).
     (c) Schedule 2 lists, as of the Closing Date, (i) all Securities owned by such Grantor (except Securities evidencing Equity Interests in Subsidiaries and Affiliates) and (ii) all Securities Accounts to which Financial Assets are credited in respect of which such Grantor owns Security Entitlements. Such Grantor owns no Commodity Account in respect of which such Grantor is the Commodity Customer.
     (d) All Pledged Equity Interests owned by such Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any inchoate tax liens. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any

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option to purchase or similar right of any Person. Such Grantor is not and will not become a party to or otherwise bound by any agreement (except the Credit Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.
     (e) Such Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), and, upon the filing, as applicable, of the UCC-3 termination statements and other notices of termination in connection with (i) Recordable Intellectual Property and (ii) Copyrights, Patents and Trademarks arising under the laws of any jurisdiction other than the United States of America or any State thereof delivered to the Collateral Agent on the Closing Date (the “Release Documents”), free and clear of any Lien other than Permitted Liens.
     (f) Such Grantor has not performed any acts that might reasonably be expected to prevent the Collateral Agent from enforcing any of the provisions of the Security Documents or that would limit the Collateral Agent in any such enforcement. Upon the filing of the Release Documents, no financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Grantor will be on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Closing Date, no Collateral owned by such Grantor will be in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.
     (g) The Transaction Liens on all Personal Property Collateral owned by such Grantor (i) have been validly created, (ii) will attach to each item of such Collateral on the Closing Date (or, if such Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all of the Obligations or such Grantor’s Secured Guarantee, as the case may be.
     (h) When the relevant Mortgages have been duly executed and delivered, the Transaction Liens on all Real Property Collateral owned by such Grantor as of the Closing Date will have been validly created and will secure all of the Obligations or such Grantor’s Secured Guarantee, as the case may be. When such Mortgages have been duly recorded, such Transaction Liens will rank prior to all other Liens (except Permitted Liens) on such Real Property Collateral.
     (i) Such Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the Closing Date.

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     (j) When UCC financing statements describing the Collateral as “all personal property” and the Release Documents have been filed in the offices specified in such Perfection Certificate, the Transaction Liens will constitute perfected security interests in the Personal Property Collateral owned by such Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements and the Release Documents, the applicable Intellectual Property Filings have been made with respect to such Grantor’s Recordable Intellectual Property (including any future filings required pursuant to Sections 4(a) and 7(a)), the Transaction Liens will constitute perfected security interests in all right, title and interest of such Grantor in its Recordable Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all Liens and rights of others therein except Permitted Liens. Except for (i) the filing of such UCC financing statements, (ii) such Intellectual Property Filings and (iii) the due recordation of the Mortgages, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Security Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Transaction Liens or for the enforcement of the Transaction Liens , except to the extent that any of the Collateral consists of Patents, Trademarks or Copyrights issued by a jurisdiction other than the United States of America or any state thereof with respect to which perfection of the Transaction Liens cannot be effected in the manner described in clause (i), (ii) or (iii) above.
     (k) Such Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.
     (l) Such Grantor’s Collateral is insured as required by the Credit Agreement.
     SECTION 4. Further Assurances; General Covenants. Each Grantor covenants as follows:
     (a) Such Grantor will, from time to time, at the Borrower’s expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any Intellectual Property Filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to:

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     (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Grantor’s Collateral;
     (ii) in the case of Pledged Deposit Accounts and Pledged Investment Property, cause the Collateral Agent to have Control thereof;
     (iii) enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Security Documents; or
     (iv) enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies with respect to any of such Grantor’s Collateral.
To the extent permitted by applicable law, such Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Grantor’s signature appearing thereon. Such Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Grantor constitutes the Collateral Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Grantor terminate pursuant to Section 21. The Borrower will pay the costs of, or incidental to, any Intellectual Property Filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.
     (b) Such Grantor will not (i) change its name or corporate structure, (ii) change its location (determined as provided in UCC Section 9-307) or (iii) become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless (i) it shall have given the Collateral Agent at least 15 days prior notice thereof and (ii) all filings required under the Uniform Commercial Code or otherwise to ensure that the Collateral Agent has a valid, legal and perfected security interest in the Collateral have been made.
     (c) If any of its Collateral is in the possession or control of a warehouseman, bailee or agent at any time, such Grantor will (i) notify such warehouseman, bailee or agent of the relevant Transaction Liens, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Collateral Agent’s account subject to the Collateral Agent’s instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) cause such warehouseman,

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bailee or agent to Authenticate a Record acknowledging that it holds possession of such Collateral for the Collateral Agent’s benefit and (iv) make such Authenticated Record available to the Collateral Agent.
     (d) Such Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Grantor may do any of the foregoing unless (i) doing so would violate a covenant in the Credit Agreement or (ii) an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified such Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale or disposition to another Grantor or a lease) permitted by the foregoing proviso, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party. The Collateral Agent will, at the Borrower’s expense, execute and deliver to the relevant Grantor such documents as such Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to a Transaction Lien.
     (e) Such Grantor will, promptly upon request, provide to the Collateral Agent all information and evidence concerning such Grantor’s Collateral that the Collateral Agent may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.
     SECTION 5. Accounts. Each Grantor represents, warrants and covenants as follows:
     (a) Such Grantor will use commercially reasonable efforts to cause to be collected from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, which will be collected in accordance with lawful collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Grantor finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of business and consistent with such Grantor’s historical collection practices. The costs and expenses (including attorney’s fees) of collection, whether incurred by such Grantor or the Collateral Agent, shall be paid by such Grantor.

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     (b) If payments with respect to any of such Grantor’s Accounts are received in a lockbox or similar account, such Grantor will (i) at all times cause such account to be a Controlled Deposit Account and (ii) cause the relevant depositary bank to subordinate to the relevant Transaction Lien all its claims to such account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto). The Collateral Agent will instruct the relevant depositary bank to transfer funds credited to any such account, as promptly as practicable after receipt thereof, to a Controlled Deposit Account designated by such Grantor; provided that, if an Event of Default shall have occurred and be continuing, the Collateral Agent may designate the Controlled Deposit Account to which such funds are transferred.
     (c) If an Event of Default shall have occurred and be continuing, such Grantor will, if requested to do so by the Collateral Agent, promptly notify (and such Grantor authorizes the Collateral Agent so to notify) each account debtor in respect of any of its Accounts that such Accounts have been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Accounts are to be made directly to the Collateral Agent or its designee.
     SECTION 6. Equipment. Each Grantor covenants that it will not permit any of its Pledged Equipment to become a fixture to real estate or an accession to any personal property that is not included in the Collateral.
     SECTION 7. Recordable Intellectual Property. Each Grantor covenants as follows:
     (a) On the Closing Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it. Within 30 days after each June 30 and December 31 thereafter, it will sign and deliver to the Collateral Agent an appropriate Intellectual Property Security Agreement covering any Recordable Intellectual Property owned by it on such June 30 or December 31 that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, it will promptly make all Intellectual Property Filings necessary to record the Transaction Liens on such Recordable Intellectual Property.
     (b) Such Grantor will notify the Collateral Agent promptly if it knows that any application or registration relating to any material Recordable Intellectual Property owned or licensed by it may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution

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of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Grantor’s ownership of such Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Grantor’s rights to any Recordable Intellectual Property are infringed, misappropriated or diluted in any material respect by a third party, such Grantor will notify the Collateral Agent within 30 days after it learns thereof and will, unless such Grantor shall reasonably determine that such action would be of negligible value, economic or otherwise, take reasonable steps to protect its Recordable Intellectual Property, including promptly suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and will take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Recordable Intellectual Property.
     SECTION 8. Investment Property. Each Grantor represents, warrants and covenants as follows:
     (a) Certificated Securities. On the Closing Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will deliver to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities then owned by such Grantor. Thereafter, whenever such Grantor acquires any other certificate representing a Pledged Certificated Security, such Grantor will deliver such certificate to the Collateral Agent as Collateral hereunder within five days of its acquisition. The provisions of this subsection are subject to the limitation in Section 13(j) in the case of voting Equity Interests in a Foreign Subsidiary.
     (b) Uncertificated Securities. On the Closing Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of each Pledged Uncertificated Security then owned by such Grantor and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, whenever such Grantor acquires any other Pledged Uncertificated Security, such Grantor will enter into (and cause the relevant issuer to enter into) an Issuer Control Agreement in respect of such Pledged Uncertificated Security and deliver such Issuer Control Agreement to the Collateral Agent (which shall enter into the same). The provisions of this subsection are subject to the limitation in Section 13(j) in the case of voting Equity Interests in a Foreign Subsidiary.

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     (c) Security Entitlements. On the Closing Date (in the case of an Original Grantor) or the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), such Grantor will, with respect to each Security Entitlement then owned by it, enter into (and cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Security Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, whenever such Grantor acquires any other Security Entitlement, such Grantor will, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account.
     (d) Perfection as to Certificated Securities. When such Grantor delivers the certificate representing any Pledged Certificated Security owned by it to the Collateral Agent and complies with Section 8(h) in connection with such delivery, (i) the Transaction Lien on such Pledged Certificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Certificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.
     (e) Perfection as to Uncertificated Securities. When such Grantor, the Collateral Agent and the issuer of any Pledged Uncertificated Security owned by such Grantor enter into an Issuer Control Agreement with respect thereto, (i) the Transaction Lien on such Pledged Uncertificated Security will be perfected, subject to no prior Liens or rights of others, (ii) the Collateral Agent will have Control of such Pledged Uncertificated Security and (iii) the Collateral Agent will be a protected purchaser (within the meaning of UCC Section 8-303) thereof.
     (f) Perfection as to Security Entitlements. So long as the Financial Asset underlying any Security Entitlement owned by such Grantor is credited to a Controlled Securities Account, (i) the Transaction Lien on such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens), (ii) the Collateral Agent will have Control of such Security Entitlement and (iii) no action based on an adverse claim to such Security Entitlement or such Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Collateral Agent or any other Secured Party.
     (g) Agreement as to Applicable Jurisdiction. In respect of all Security Entitlements owned by such Grantor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary’s jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States.

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     (h) Delivery of Pledged Certificates. All Pledged Certificates, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.
     (i) Communications. Each Grantor will promptly give to the Collateral Agent copies of any notices and other communications received by it with respect to (i) Pledged Securities registered in the name of such Grantor or its nominee and (ii) Pledged Security Entitlements as to which such Grantor is the Entitlement Holder.
     (j) Foreign Subsidiaries. A Grantor will not be obligated to comply with the provisions of this Section at any time with respect to any voting Equity Interest in a Foreign Subsidiary if and to the extent (but only to the extent) that such voting Equity Interest is excluded from the Transaction Liens at such time pursuant to clause (B) of the proviso at the end of Section 2(a) and/or the comparable provisions of one or more Security Agreement Supplements.
     (k) Compliance with Applicable Foreign Laws. If and so long as the Collateral includes (i) any Equity Interest in, or other Investment Property issued by, a legal entity organized under the laws of a jurisdiction outside the United States or (ii) any Security Entitlement in respect of a Financial Asset issued by such a foreign legal entity, the relevant Grantor will take all such reasonable action as may be required under the laws of such foreign jurisdiction to ensure that the Transaction Lien on such Collateral ranks prior to all Liens and rights of others therein.
     SECTION 9. Controlled Deposit Accounts. Each Grantor represents, warrants and covenants as follows:
     (a) All cash owned by such Grantor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts. Each Controlled Deposit Account will be operated as provided in Section 11.
     (b) In respect of each Controlled Deposit Account, the Depositary Bank’s jurisdiction (determined as provided in UCC Section 9-304) will at all times be a jurisdiction in which Article 9 of the Uniform Commercial Code is in effect.
     (c) So long as the Collateral Agent has Control of a Controlled Deposit Account, the Transaction Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except the Depositary Bank’s right to deduct its normal operating charges and any uncollected funds previously credited thereto).

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     (d) Materiality Exception. The Grantors have the right not to comply with the foregoing provisions of this Section with respect to Deposit Accounts having total collected balances that do not at any time exceed $3,000,000 in the aggregate for all Grantors. However, if an Event of Default occurs and is continuing, the Collateral Agent may terminate the foregoing right not to comply, or reduce the amount thereof, by giving at least 10 Business Days’ notice of such termination or reduction to the relevant Grantors.
     SECTION 10. Cash Collateral Accounts. (a) If and when required for purposes hereof, the Collateral Agent will establish with respect to the Grantors the following Deposit Accounts (each such Deposit Account, a “Cash Collateral Account”), in the name and under the exclusive control of the Collateral Agent, which will be operated as provided in this Section and Section 11 and into which all amounts owned by a Grantor that are to be deposited therein pursuant to the Credit Documents shall be deposited from time to time:
     (i) the Letter of Credit Account; and
     (ii) the Collection Account.
     (b) The following amounts shall be deposited into the Cash Collateral Accounts:
     (i) the Grantors shall deposit into the Letter of Credit Account each amount required by Section 2.05(e) or Section 2.13(c) of the Credit Agreement to be deposited therein to be held as security for the LC Exposure;
     (ii) the Grantors shall deposit to the Collection Account each Cash Distribution required by Section 14 to be deposited therein; and
     (iii) the Collateral Agent shall deposit to the Collection Account each amount realized or otherwise received with respect to assets of any Grantor upon any exercise of remedies pursuant to any Security Document.
     (c) The Collateral Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Cash Collateral Account from time to time pursuant to each clause of subsection (b) of this Section.
     (d) Unless (x) an Event of Default shall have occurred and be continuing or (y) the maturity of the Loans shall have been accelerated pursuant to Article 8 of the Credit Agreement, the Collateral Agent shall withdraw amounts from the Cash Collateral Accounts and apply them for the following purposes:

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     (i) any amount deposited to the Letter of Credit Account shall (i) be held as collateral security in respect of the Borrower’s obligations in respect of any LC Exposure and shall be withdrawn and applied against the Borrower’s reimbursement obligations in respect of any unreimbursed LC Disbursements as they become due and as otherwise provided in Section 2.05(e) and 2.13(c) of the Credit Agreement; provided that such amount (to the extent not theretofore so applied) shall be withdrawn and returned to the Borrower if and when permitted by said Sections 2.05(e) and 2.13(c); and
     (ii) any Cash Distribution deposited pursuant to Section 14 shall, at the relevant Grantor’s request, (x) be withdrawn and applied to pay Obligations that are then due and payable or (y) if no Event of Default has occurred and is continuing, be withdrawn and returned to such Grantor.
     SECTION 11. Operation of Collateral Accounts. (a) All Cash Distributions received with respect to assets held in any Collateral Account shall be deposited therein promptly upon receipt thereof.
     (b) Funds held in any Controlled Securities Account may, until withdrawn, be invested and reinvested in Cash or in such Cash Equivalents as the relevant Grantor shall request from time to time; provided that, if an Event of Default shall have occurred and be continuing, Collateral Agent may select such Cash Equivalents.
     (c) Funds held in any Controlled Deposit Account or Cash Collateral Account may, until withdrawn, be invested and reinvested in Cash and in such Cash Equivalents as the relevant Grantor shall request from time to time; provided that if an Event of Default shall have occurred and be continuing, Collateral Agent may select such Cash Equivalents.
     (d) With respect to each Collateral Account (except a Cash Collateral Account, as to which Section 10 applies), the Collateral Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Grantor may withdraw, or direct the disposition of, funds held therein unless and until the Collateral Agent rescinds such instruction. The Collateral Agent will not rescind such instructions unless an Event of Default shall have occurred and be continuing.
     (e) If an Event of Default shall have occurred and be continuing, the Collateral Agent may (i) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and investments then held in any Collateral Account, (ii) liquidate, or instruct the relevant Securities Intermediary or

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Depositary Bank to liquidate, any or all investments held therein and/or (iii) withdraw any amounts held therein and apply such amounts as provided in Section 16.
     (f) If immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Collateral Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.
     SECTION 12. Transfer Of Record Ownership. At any time when an Event of Default shall have occurred and be continuing for a period of at least ten days, the Collateral Agent may (and to the extent that action by it is required, the relevant Grantor, if directed to do so by the Collateral Agent, will as promptly as practicable) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be transferred of record into the name of the Collateral Agent or its nominee. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section. If the provisions of this Section are implemented, Section 8(b) shall not thereafter apply to any Pledged Security that is registered in the name of the Collateral Agent or its nominee. The Collateral Agent will promptly give to the relevant Grantor copies of any notices and other communications received by the Collateral Agent with respect to Pledged Securities registered in the name of the Collateral Agent or its nominee.
     SECTION 13. Right to Vote Securities. (a) Unless an Event of Default shall have occurred and be continuing for a period of at least ten days, each Grantor will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged Security Entitlement owned by it, and the Collateral Agent will, upon receiving a written request from such Grantor, deliver to such Grantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Collateral Agent or its nominee or any such Pledged Security Entitlement as to which the Collateral Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent. Unless an Event of Default shall have occurred and be continuing for a period of at least ten days, the Collateral Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

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     (b) If an Event of Default shall have occurred and be continuing for a period of at least ten days, the Collateral Agent will have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Grantor will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.
     SECTION 14. Certain Cash Distributions. Cash Distributions with respect to assets held in a Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 11. Cash Distributions with respect to any Pledged Equity Interest or Pledged Debt that is not held in a Collateral Account (whether held in the name of a Grantor or in the name of the Collateral Agent or its nominee) shall be deposited, promptly upon receipt thereof, in a Controlled Deposit Account of the relevant Grantor; provided that, if an Event of Default shall have occurred and be continuing for a period of at least ten days, the Collateral Agent may deposit, or direct the recipient thereof to deposit, each such Cash Distribution in the relevant Grantor’s Collection Account.
     SECTION 15. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.
     (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Personal Property Collateral and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 16 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Grantor(s) as required by Section 18. The foregoing provisions of this subsection shall apply to Real Property Collateral only to the extent permitted by applicable law and the provisions of any applicable Mortgage or other document.

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     (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:
     (i) the Collateral Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property (including any Pledged Recordable Intellectual Property) throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license of which the Collateral Agent shall have received a copy;
     (ii) the Collateral Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Grantor releases the Collateral Agent and each other Secured Party from liability for, and agrees to hold the Collateral Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Agent’s or such Secured Party’s gross negligence or willful misconduct; and
     (iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on its rights or powers), each Grantor will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any sale, lease, license or other disposition of any of such Grantor’s Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Grantor in any license or similar agreement, such Grantor will supply to the Collateral Agent its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.
     SECTION 16. Application of Proceeds. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent may apply (i) any cash held in the Collateral Accounts and (ii) the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

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     first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Administrative Agent and the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Administrative Agent and the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Administrative Agent or the Collateral Agent pursuant to Section 17 or pursuant to Section 10.03 of the Credit Agreement;
     second, to pay the unpaid principal of the Obligations (including all obligations in respect of Hedge Agreements, Banking Services Obligations and Existing Secured Hedging Obligations) ratably (or provide for the payment thereof pursuant to Section 16(b)), until payment in full of the foregoing Obligations shall have been made (or so provided for);
     third, to pay ratably all interest (including Post-Petition Interest) on the Obligations payable under the Credit Agreement, until payment in full of all such interest and fees shall have been made;
     fourth, to pay all other Obligations ratably (or provide for the payment thereof pursuant to Section 16(b)), until payment in full of all such other Obligations shall have been made (or so provided for); and
     finally, to pay to the relevant Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;
provided that Collateral owned by a Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent of such Guarantor’s Maximum Liability. The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.
     (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 16(b), be payable pursuant to Section 16(a) in respect of a Contingent Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such

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distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Contingent Obligation, but instead will hold such monies or invest such monies in Cash and Cash Equivalents. All such monies and Cash and Cash Equivalents and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 16(b) rather than Section 16(a). The Collateral Agent will hold all such monies and Cash and Cash Equivalents and the net proceeds thereof in trust until all or part of such Contingent Obligation becomes a Non-Contingent Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Obligation; provided that, if the other Obligations theretofore paid pursuant to the same clause of Section 16(a) (i.e., clause second or fourth) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Obligation as the percentage of such other Obligations theretofore paid pursuant to the same clause of Section 16(a). If (i) the holder of such Contingent Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 16(b) in respect of such Contingent Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in Section 16(a).
     (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to Section 20(c). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it.
     SECTION 17. Fees and Expenses; Indemnification. (a) The Borrower will forthwith upon demand pay to the Collateral Agent:
     (i) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon;
     (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of

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counsel and other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under the Security Documents;
     (iii) the amount of any fees that the Borrower shall have agreed in writing to pay to the Administrative Agent or the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and
     (iv) the amount required to indemnify the Administrative Agent and/or the Collateral Agent for, or hold either or both of them harmless and defend either or both of them against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed hereunder) incurred or suffered by the Administrative Agent and/or the Collateral Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Administrative Agent’s or the Collateral Agent’s gross negligence or willful misconduct or a breach of any duty that the Administrative Agent or the Collateral Agent has under this Agreement (after giving effect to Sections 19 and 20).
Any such amount not paid on demand will bear interest for each day thereafter until paid at a rate per annum equal to the sum of 2% plus the rate applicable to ABR Loans for such day.
     (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Borrower will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.
     (c) The Borrower shall indemnify each of the Secured Parties, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, losses, damages, costs and expenses of any kind (including reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and reasonable fees and disbursements of counsel) arising out of, or in connection with any and all Environmental Liabilities. Without limiting the generality of the foregoing, each Grantor waives all rights for contribution and all other rights of recovery with respect to liabilities, losses, damages, costs and expenses arising under or related to

27

Environmental Laws that it might have by statute or otherwise against any Indemnitee.
     SECTION 18. Authority to Administer Collateral. Each Grantor irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the Borrower’s expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Grantor’s Collateral:
     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,
     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,
     (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and
     (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;
provided that, except in the case of Personal Property Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will give the relevant Grantor at least ten days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.
     SECTION 19. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its

28

own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Collateral Agent in good faith, except to the extent that such liability arises from the Collateral Agent’s gross negligence or willful misconduct.
     SECTION 20. General Provisions Concerning the Collateral Agent.
     (a) The provisions of Article 9 of the Credit Agreement shall inure to the benefit of the Collateral Agent, and shall be binding upon all Grantors and all Secured Parties, in connection with this Agreement and the other Security Documents. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02 of the Credit Agreement), and (iii) except as expressly set forth in the Credit Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to Holdings or any of its Subsidiaries that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by Holdings, the Borrower or a Secured Party.
     (b) Sub-Agents and Related Parties. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Related Parties. The exculpatory provisions of Section 19 and this Section shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent, except to the extent resulting from the gross negligence or willful misconduct of such subagent.
     (c) Information as to Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Obligations and whether an Obligation is a Contingent Obligation or not, or

29

whether any action has been taken under any Secured Agreement, the Collateral Agent will be entitled to rely on information from (i) its own records for information as to the Secured Parties, their Obligations and actions taken by them, (ii) any Secured Party for information as to its Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from its own records, and (iii) the Borrower, to the extent that the Collateral Agent has not obtained information from the foregoing sources.
     (d) Refusal to Act. The Collateral Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Agent’s opinion, (i) is contrary to law or the provisions of any Security Document, (ii) may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or (iii) is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.
     (e) Copies of Certain Notices. Within two Business Days after it receives or sends any notice referred to in this subsection, the Collateral Agent shall send to the Lenders and each Secured Party Requesting Notice, copies of any notice given by the Collateral Agent to any Grantor, or received by it from any Grantor, pursuant to Section 15, 16, 18 or 21.
     SECTION 21. Termination of Transaction Liens; Release of Collateral. (a) The Transaction Liens granted by each Guarantor shall terminate when its Secured Guarantee terminates in accordance with the Credit Agreement.
     (b) The Transaction Liens shall terminate when all the Release Conditions are satisfied; provided, that if at any time any payment of an Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Borrower or otherwise, the Transaction Liens shall be reinstated.
     (c) At any time before the Transaction Liens terminate, the Collateral Agent may, at the written request of the Borrower, (i) release any Collateral (but not all or substantially all the Collateral) with the prior written consent of the Required Lenders or (ii) release all or substantially all the Collateral with the prior written consent of all Lenders.
     (d) Upon any termination of a Transaction Lien or release of Collateral, the Collateral Agent will, at the expense of the relevant Grantor, execute and deliver to such Grantor such documents as such Grantor shall reasonably request

30

to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.
     SECTION 22. Additional Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a “Grantor” as defined herein.
     SECTION 23. Notices. Each notice, request or other communication given to any party hereunder shall be given in accordance with Section 10.01 of the Credit Agreement, and in the case of any such notice, request or other communication to a Grantor other than the Borrower, shall be given to it in care of the Borrower.
     SECTION 24. No Implied Waivers; Remedies Not Exclusive. No failure by the Collateral Agent or any Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Credit Documents are cumulative and are not exclusive of any other rights or remedies provided by law.
     SECTION 25. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party’s interest in any Obligation is assigned or otherwise transferred, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Grantors and their respective successors and assigns.
     SECTION 26. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the Collateral Agent, with the consent of such Lenders as are required to consent thereto under Section 10.02 of the Credit Agreement. No such waiver, amendment or modification shall (i) be binding upon any Grantor, except with the written consent of the Borrower, or (ii) affect the rights of a Secured Party (other than a Lender) hereunder more adversely than it affects the comparable rights of the Lenders hereunder, without the consent of such Secured Party.
     SECTION 27. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as

31

otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.
     SECTION 28. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     SECTION 29. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

32

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
Borrower:

AMERICAN REPROGRAPHICS COMPANY, L.L.C.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer
Collateral Agent:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer
Guarantors:

AMERICAN REPROGRAPHICS COMPANY

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer
Signature page to Security Agreement

AMERICAN REPROGRAPHICS SOUTHEAST, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

A-C REPRODUCTION COMPANY

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

ARC ACQUISITION CORPORATION

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

BLUE PRINT SERVICE COMPANY, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

BPI REPRO, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer
Signature page to Security Agreement

DUNN BLUE PRINT COMPANY

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

E.PAVILION, L.L.C.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

ENGINEERING REPRO SYSTEMS, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

FRANKLIN GRAPHICS CORPORATION

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar Title: Chief Executive Officer

GEORGIA BLUE PRINT COMPANY, L.L.C.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer
Signature page to Security Agreement

LEET-MELBROOK, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

LICENSING SERVICES INTERNATIONAL, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

MBC PRECISION IMAGING, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

MCKEE ENTERPRISES, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

MIRROR PLUS TECHNOLOGIES, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer
Signature page to Security Agreement

OCB, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

OLYMPIC REPROGRAPHICS, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

PENINSULA BLUEPRINT, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

PLANWELL, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

QUALITY REPROGRAPHIC SERVICES, INC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer
Signature page to Security Agreement

REPROGRAPHICS NORTHWEST, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

RHODE ISLAND BLUEPRINT CO.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

RIDGWAY’S GP, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

RIDGWAY’S, LTD.

By: Ridgway’s GP, LLC,
its General Partner

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

SUBHUB, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer
Signature page to Security Agreement

THE PEIR GROUP, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

THE PEIR GROUP INTERNATIONAL, LLC

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

T-SQUARE EXPRESS, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

WESTERN BLUE PRINT COMPANY, L.L.C.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar
Title: Chief Executive Officer

WILCO REPROGRAPHICS, INC.

By:	/s/ Kumarakulasingam Suriyakumar

Name: Kumarakulasingam Suriyakumar Title: Chief Executive Officer
Signature page to Security Agreement

SCHEDULE 1
EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
OWNED BY ORIGINAL GRANTORS
(as of the Closing Date)

	Jurisdiction of	Owner of	Percentage	# of
Issuer	Organization	Equity Interest	Owned	Shares Owned	Certificate No.
American	California	American	100%	100	4
Reprographics Company, L.L.C.		Reprographics Company
ARC Acquisition	California	American	100%	500	2
Corporation		Reprographics Company, L.L.C.
ARC Reprographics Canada Corp.	British Columbia, Canada	American Reprographics Company.	100%	635 Class A Common	A-4
E.Pavilion, L.L.C.	California	American	60%	60	3
		Reprographics Company, L.L.C.
The PEiR Group International, LLC	California	American Reprographics Company, L.L.C.	100%	N/A	N/A
The PEiR Group, LLC	California	American Reprographics Company, L.L.C.	100%	N/A	N/A
A-C Reproduction	Pennsylvania	ARC Acquisition	100%	80	3
Company		Corporation
American Reprographics Southeast, LLC	North Carolina	ARC Acquisition Corporation	100%	N/A	N/A
Argo-ICC Reprographics Ltd.	Ontario, Canada	ARC Acquisition Corporation	100%	2	C-002
Blue Print Service	California	ARC Acquisition	100%	100	334
Company, Inc.		Corporation
BPI Repro, LLC	California	ARC Acquisition Corporation	100%	1,105	1 & 4
Dunn Blue Print	Michigan	ARC Acquisition	100%	35,540	89
Company		Corporation
Engineering Repro	Minnesota	ARC Acquisition	100%	100	7
Systems, Inc.		Corporation
Franklin Graphics Corporation	Michigan	ARC Acquisition Corporation	100%	10,000	4
Licensing Services International, LLC	California	ARC Acquisition Corporation	100%	N/A	N/A

S-1-1

	Jurisdiction of	Owner of	Percentage	# of
Issuer	Organization	Equity Interest	Owned	Shares Owned	Certificate No.
MBC Precision Imaging, Inc.	Maryland	ARC Acquisition Corporation	100%	222 Class A 2,000 Class B	CA-1 and CB-1
McKee Enterprises,	Arizona	ARC Acquisition	100%	71,196	18
Inc.		Corporation
Mirror Plus	California	ARC Acquisition	100%	100,000,000	5
Technologies, Inc.		Corporation
OCB, LLC	California	ARC Acquisition Corporation	100%	1,000	1 & 3
Olympic Reprographics, LLC	Washington	ARC Acquisition Corporation	100%	N/A	N/A
Peninsula Blueprint,	California	ARC Acquisition	100%	558,097	8
Inc.		Corporation
Planwell, LLC	California	ARC Acquisition Corporation	100%	N/A	N/A
Quality Reprographic	Georgia	ARC Acquisition	100%	500	3
Services, Inc.		Corporation
Reprographics Northwest, LLC	California	ARC Acquisition Corporation	100%	1,000	1 & 3
Rhode Island	Rhode Island	ARC Acquisition	100%	294	6
Blueprint Co.		Corporation
SubHub, Inc.	California	ARC Acquisition	100%	100	1
		Corporation
T-Square Express, Inc.	Florida	ARC Acquisition	100%	100	6
Western Blue Print Company, LLC	Missouri	ARC Acquisition Corporation	100%	N/A	N/A
Wilco Reprographics, Inc.	Delaware	ARC Acquisition Corporation	100%	1,000	11 and 12
Leet-Melbrook, Inc.	Maryland	Franklin Graphics	100%	96	25
		Corporation
Georgia Blue Print Company, L.L.C.	Delaware	Quality Reprographic Services, Inc.	100%	N/A	N/A
Ridgway’s GP, LLC	Delaware	Wilco Reprographics, Inc.	100%	N/A	N/A
Ridgway’s, Ltd.	Texas	Ridgway’s GP, LLC	1%	10.78 units	N/A
Ridgway’s, Ltd.	Texas	Wilco Reprographics, Inc.	99%	1057.32 units	N/A
American Reprographics - Servicios, S.A.de C.V.	Mexico	American Reprographics Company, L.L.C.	50%	16,500	*
American Reprographics - Servicios, S.A.de C.V.	Mexico	ARC Acquisition Corporation	50%	16,500	*
Reprograpia Digital de Mexico, S.A.de C.V.	Mexico	American Reprographics Company, L.L.C.	50%	16,500	*

S-1-2

	Jurisdiction of	Owner of	Percentage	# of
Issuer	Organization	Equity Interest	Owned	Shares Owned	Certificate No.
Reprograpia Digital de Mexico, S.A.de C.V.	Mexico	ARC Acquisition Corporation	50%	16,500	*
American Reprographics Company India Private Limited	India	ARC Acquisition Corporation	99.00098%	32,499	9
*	Certificate to be delivered within 30 days of closing.

S-1-3

SCHEDULE 2
INVESTMENT PROPERTY
(other than Equity Interests in Subsidiaries and Affiliates)
OWNED BY ORIGINAL GRANTORS
(as of the Closing Date)
PART 1 — Securities

Jurisdiction
	of		Amount	Type of
Issuer	Organization	Owner of Securities	Owned	Security

PART 2 — Securities Accounts
The Original Grantors own Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

Securities
Owner	Intermediary	Account Number

S-2-1

SCHEDULE 3
EXISTING SECURED HEDGING OBLIGATIONS
ISDA Master Agreement, dated as of January 13, 2004 (as supplemented by (i) that certain instrument dated as of March 21, 2006, with reference number LTAA1705733537.0/00641256301, in respect of an interest rate cap; and (ii) that certain instrument dated March 21, 2006, with reference number LTAA1705733593.0/00641256301, in respect of an interest rate floor, and as further amended, restated, supplemented or otherwise modified through the Closing Date), by and between American Reprographics Co., L.L.C. and Goldman Sachs Capital Markets, L.P.

S-3-1

EXHIBIT A
to Security Agreement
SECURITY AGREEMENT SUPPLEMENT
     SECURITY AGREEMENT SUPPLEMENT dated as of                     ,           , between [NAME OF GRANTOR] (the “Grantor”) and JPMORGAN CHASE BANK, N.A., as Collateral Agent.
     WHEREAS, American Reprographics Company, American Reprographics Company, L.L.C., the other Grantors party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent, are parties to a Security Agreement dated as of December     , 2007 (as heretofore amended and/or supplemented, the “Security Agreement”) under which American Reprographics Company, L.L.C. secures certain of its obligations (the “Obligations”) and the Guarantors party thereto secure their respective Secured Guarantees of the Obligations;
     WHEREAS, [name of Grantor] has executed a Counterpart Agreement and become a Guarantor; 1 and
     WHEREAS, [name of Grantor] desires to become [is] a party to the Security Agreement as a Grantor thereunder;2 and
     WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Grant of Transaction Liens. (a) In order to secure the its [Secured Guarantee] [the Obligations], the Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the “New Collateral”):

[1]	If the Grantor is the Borrower, delete this recital.

[2]	If the Grantor is the Borrower, delete this recital.

     [describe property being added to the Collateral]1
     (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.
     (c) The foregoing Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Grantor with respect to any of the New Collateral or any transaction in connection therewith.
     2. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Collateral Agent, the Grantor is complying with the provisions of Section 8 of the Security Agreement with respect to Investment Property, in each case if and to the extent included in the New Collateral at such time.
     3. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Collateral Agent, the Grantor will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Grantor thereunder and be bound by all the provisions thereof as fully as if the Grantor were one of the original parties thereto.3
     4. Representations and Warranties. (a) The Grantor is duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].
     (b) The Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date hereof. Within 60 days after the date hereof, the Grantor will furnish to the Collateral Agent a file search report from each UCC filing office listed in such Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on the New Collateral.

[3]	Delete Section 4 if the Grantor is already a party to the Security Agreement.

     (c) The execution and delivery of this Security Agreement Supplement by the Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its Organizational Documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction Lien) on any of its assets.
     (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.
     (e) Each of the representations and warranties set forth in Sections 3 through 12 of the Security Agreement is true as applied to the Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a “Grantor” shall be deemed to refer to the Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to “Collateral” shall be deemed to refer to the New Collateral, and references to the “Closing Date” shall be deemed to refer to the date on which the Grantor signs and delivers this Security Agreement Supplement.
     5. [Compliance with Foreign Law. The Grantor represents that it has taken, and agrees that it will continue to take, all actions required under the laws (including the conflict of laws rules) of its jurisdiction of organization to ensure that the Transaction Liens on the New Collateral rank prior to all Liens and rights of others therein.4]
     6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.

[4]	Include Section 6 if the Grantor is organized under the laws of a jurisdiction outside the United States.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

Schedule 1
to Security Agreement
Supplement
EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
OWNED BY GRANTOR

Jurisdiction
	of	Percentage	Number of
Issuer	Organization	Owned	Shares or Units

Schedule 2
to Security Agreement
Supplement
INVESTMENT PROPERTY
(other than Equity Interests in Subsidiaries and Affiliates)
OWNED BY GRANTOR
PART 1 — Securities

Jurisdiction
	of	Amount	Type of
Issuer	Organization	Owned	Security

PART 2 — Securities Accounts
The Grantor owns Security Entitlements with respect to Financial Assets credited to the following Securities Accounts:

Securities Intermediary	Account Number

EXHIBIT B
to Security Agreement
COPYRIGHT SECURITY AGREEMENT
(Copyrights, Copyright Registrations, Copyright
Applications and Copyright Licenses)
     WHEREAS, [name of Grantor], a                      corporation1 (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);
     WHEREAS, American Reprographics Company, L.L.C. (the “Borrower”), American Reprographics Company (“Holdings”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, are parties to a Credit Agreement dated as of December___, 2007 (as amended from time to time, the “Credit Agreement”); and
     WHEREAS, pursuant to (i) a Security Agreement dated as of December___, 2007 (as amended and/or supplemented from time to time, the “Security Agreement”) among Holdings, the Borrower, the other Grantors party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Security Documents (including this Copyright Security Agreement), the Grantor [has secured certain of its obligations (the “Obligations”)]2 [has secured its guarantee of certain obligations of the Borrower (the “Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Grantor, including all right, title and interest of the Grantor in, to and under the Copyright Collateral (as defined below);
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Grantee, to secure the [Obligations] [Grantor’s Secured Guarantee], a continuing security interest in all of the Grantor’s right, title and interest in, to and under the

[1]	Modify as needed if the Grantor is not a corporation.

[2]	Delete these bracketed words if the Grantor is a Guarantor.

[3]	Delete these bracketed words if the Grantor is the Borrower.

following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owned or existing or hereafter acquired or arising:
     (i) each Copyright (as defined in the Security Agreement) owned by the Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;
     (ii) each Copyright License (as defined in the Security Agreement) to which the Grantor is a party; and
     (iii) all proceeds of, revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Grantor against third parties for past, present or future infringement of any Copyright (including, without limitation, any Copyright owned by the Grantor and identified in Schedule 1), and all rights and benefits of the Grantor under any Copyright License.
     The Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.
     Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Copyright Collateral.
     The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the       day of                     ,      .

[NAME OF GRANTOR]
By:
Name:
Title:

Acknowledged: JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

STATE OF	)

) ss.:
COUNTY OF	)

     I,                                         , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                         ,                           of [NAME OF GRANTOR] (the “Company”), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such                          , appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.
     GIVEN under my hand and Notarial Seal this       day of                     ,      .

[Seal]

Signature of notary public
My Commission expires

Schedule 1
to Copyright
Security Agreement
[NAME OF GRANTOR]
COPYRIGHT REGISTRATIONS

Expiration
Registration No.	Registration Date	Title	Date

COPYRIGHT APPLICATIONS

Case No.	Serial No.	Country	Date	Filing Title

EXHIBIT C
to Security Agreement
PATENT SECURITY AGREEMENT
(Patents, Patent Applications and Patent Licenses)
     WHEREAS, [name of Grantor], a                      corporation1 (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);
     WHEREAS, American Reprographics Company, L.L.C. (the “Borrower”), American Reprographics Company (“Holdings”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, are parties to a Credit Agreement dated as of December ___, 2007 (as amended from time to time, the “Credit Agreement”); and
     WHEREAS, pursuant to (i) a Security Agreement dated as of December ___, 2007 (as amended and/or supplemented from time to time, the “Security Agreement”) among Holdings, the Borrower, the other Grantors party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Security Documents (including this Patent Security Agreement), the Grantor has [secured certain of its obligations (the “Obligations”)]2 [has secured its guarantee of certain obligations of the Borrower (the “Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Grantor, including all right, title and interest of the Grantor in, to and under the Patent Collateral (as defined below);
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Grantee, to secure the [Obligations] [Grantor’s Secured Guarantee], a continuing security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively

[1]	Modify as needed if the Grantor is not a corporation.

[2]	Delete these bracketed words if the Grantor is a Guarantor.

[3]	Delete these bracketed words if the Grantor is the Borrower.

referred to as the “Patent Collateral”), whether now owned or existing or hereafter acquired or arising:
     (i) each Patent (as defined in the Security Agreement) owned by the Grantor, including, without limitation, each Patent referred to in Schedule 1 hereto;
     (ii) each Patent License (as defined in the Security Agreement) to which the Grantor is a party; and
     (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Grantor against third parties for past, present or future infringement of any Patent owned by the Grantor (including, without limitation, any Patent identified in Schedule 1 hereto) and all rights and benefits of the Grantor under any Patent License.
     The Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.
     Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.
     The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the       day of                     ,      .

[NAME OF GRANTOR]
By:
Name:
Title:

Acknowledged:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:

Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     I,                                                             , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                                             ,                                          of [NAME OF GRANTOR] (the “Company”), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such                                         , appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.
     GIVEN under my hand and Notarial Seal this       day of                     ,      .
[Seal]

Signature of notary public
My Commission expires

Schedule 1
to Patent
Security Agreement
[NAME OF GRANTOR]
PATENTS AND DESIGN PATENTS

Patent No.	Issued	Expiration	Country	Title

PATENT APPLICATIONS

Case No.	Serial No.	Country	Date	Filing Title

EXHIBIT D
to Security Agreement
TRADEMARK SECURITY AGREEMENT
(Trademarks, Trademark Registrations, Trademark
Applications and Trademark Licenses)
     WHEREAS, [name of Grantor], a                      corporation1 (herein referred to as the “Grantor”) owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);
     WHEREAS, American Reprographics Company, L.L.C. (the “Borrower”), American Reprographics Company (“Holdings”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, are parties to a Credit Agreement dated as of December___, 2007 (as amended from time to time, the “Credit Agreement”); and
     WHEREAS, pursuant to (i) a Security Agreement dated as of December___, 2007 (as amended and/or supplemented from time to time, the “Security Agreement”) among the Borrower, the other Grantors party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the “Grantee”), and (ii) certain other Security Documents (including this Trademark Security Agreement), the Grantor has [secured certain of its obligations (the “Obligations”)]2 [has secured its guarantee of certain obligations of the Borrower (the “Grantor’s Secured Guarantee”)]3 by granting to the Grantee for the benefit of such Secured Parties a continuing security interest in personal property of the Grantor, including all right, title and interest of the Guarantor in, to and under the Trademark Collateral (as defined below);
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor grants to the Grantee, to secure the [Obligations] [Grantor’s Secured Guarantee], a continuing security interest in all of the Grantor’s right, title and interest in, to and under the

[1]	Modify as needed if the Grantor is not a corporation.

[2]	Delete these bracketed words if the Grantor is a Guarantor.

[3]	Delete these bracketed words if the Grantor is the Borrower.

following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter acquired or arising:
     (i) each Trademark (as defined in the Security Agreement) owned by the Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark (provided that no security interest shall be granted in the United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law);
     (ii) each Trademark License (as defined in the Security Agreement) to which the Grantor is a party, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and
     (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Grantor (including, without limitation, any Trademark identified in Schedule 1 hereto), and all rights and benefits of the Grantor under any Trademark License, or for injury to the goodwill associated with any of the foregoing.
     The Grantor irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Grantor or in the Grantee’s name, from time to time, in the Grantee’s discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.
     Except to the extent expressly permitted in the Security Agreement or the Credit Agreement, the Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Trademark Collateral.

     The foregoing security interest is granted in conjunction with the security interests granted by the Grantor to the Grantee pursuant to the Security Agreement. The Grantor acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
     IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ___day of                     , ___.

[NAME OF GRANTOR]
By:
Name:
Title:

Acknowledged:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:

Name:
Title:

STATE OF	)
) ss.:
COUNTY OF	)
     I,                                                             , a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that                                                             ,                                          of [NAME OF GRANTOR] (the “Company”), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such                     , appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.
     GIVEN under my hand and Notarial Seal this ___day of                     , ___.
[Seal]

Signature of notary public
My Commission expires

Schedule 1
to Trademark
Security Agreement
[NAME OF GRANTOR]
U.S. TRADEMARK REGISTRATIONS

TRADEMARK	REG. NO.	REG. DATE

U.S. TRADEMARK APPLICATIONS

TRADEMARK	REG. NO.	REG. DATE

EXHIBIT E
to Security Agreement
PERFECTION CERTIFICATE
     The undersigned is a duly authorized officer of [NAME OF GRANTOR] (the “Grantor”). With reference to the Security Agreement dated as of December ___, 2007 among American Reprographics Company, American Reprographics Company, L.L.C., the other Grantors party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:
     A. Information Required for Filings and Searches for Prior Filings.2
     1. Jurisdiction of Organization. The Grantor is a [corporation]3 organized under the laws of                     .
     2. Name. The exact [corporate] name of the Grantor as it appears in its [certificate of incorporation] is as follows:
     3. Prior Names; Predecessors. (a) Set forth below is each other [corporate] name that the Grantor has had since its organization, together with the date of the relevant change:
     (b) Except as set forth in Schedule ___hereto, the Grantor has not changed its corporate structure in any way within the past five years.
     (c) None of the Grantor’s Collateral was acquired from another Person within the past five years, except
     (i) property sold to the Grantor by another Person in the ordinary course of such other Person’s business;
     (ii) property with respect to which the Transaction Liens are to be perfected by taking possession or control thereof;
     (iii) property acquired in transactions described in Schedule ___hereto; and

E-1

     (iv) other property having an aggregate fair market value not exceeding $                    .
     4. Organizational ID Number. Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of organization of the Grantor.
     5. Taxpayer ID Number. Set forth below is the Federal Taxpayer Identification Number of the Grantor: [only necessary for filing in North Dakota and South Dakota.]
     6. Chief Executive Office. The chief executive office of the Grantor (or its place of business if there is only one) is located at the address set forth below:

Mailing Address	County	State

     B. Search Reports.
     Attached hereto as Schedule ___is a true copy of a file search report from the central UCC filing office in each jurisdiction identified in Part A—4 above with respect to each name set forth in Part A—2 and Part A—3 above (searches in local filing offices, if any, are not required). Attached hereto as Schedule ___is a true copy of each financing statement or other filing identified in such file search reports.
     C. Absence of Certain Property.
     The Grantor does not own any assets of material value which constitute commercial tort claims, farm products, electronic chattel paper, letter-of-credit rights which are not supporting obligations or as-extracted collateral, as each of the foregoing terms is defined in the UCC.
     IN WITNESS WHEREOF, I have hereunto set my hand this ___day of                     , ___.

Name:
Title:

E-2

EXHIBIT F
to Security Agreement
ISSUER CONTROL AGREEMENT
     ISSUER CONTROL AGREEMENT dated as of                      ,                      among                                          (the “Grantor”), JPMorgan Chase Bank, N.A., as Collateral Agent (the “Secured Party”), and                      (the “Issuer”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in [Issuer’s jurisdiction of incorporation].
W I T N E S S E T H :
     WHEREAS, the Grantor is the registered holder of [specify Pledged Uncertificated Securities issued by the Issuer] issued by the Issuer (the “Securities”);
     WHEREAS, pursuant to a Security Agreement dated as of December ___, 2007 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Grantor has granted to the Secured Party a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Grantor in, to and under the Securities, whether now existing or hereafter arising; and
     WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Securities;
     NOW, THEREFORE, the parties hereto agree as follows:
     Section 1. Nature of Securities. The Issuer confirms that (i) the Securities are “uncertificated securities” (as defined in Section 8-102 of the UCC) and (ii) the Grantor is registered on the books of the Issuer as the registered holder of the Securities.
     Section 2. Instructions. The Issuer agrees to comply with any “instruction” (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Securities without further consent by the Grantor or any other person. The Grantor consents to the foregoing agreement by the Issuer.
     Section 3. Waiver of Lien; Waiver of Set-off. The Issuer waives any security interest, lien or right of set-off that it may now have or hereafter acquire in or with respect to the Securities. The Issuer’s obligations in respect of the

Securities will not be subject to deduction, set-off or any other right in favor of any person other than the Secured Party.
     Section 4. Choice of Law. This Agreement shall be governed by the laws of [Issuer’s jurisdiction of incorporation].
     Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Issuer and the Grantor with respect to the Securities [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Issuer and the Grantor with respect to the Securities, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.
     Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.
     Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Grantor in the Securities, the Issuer does not know of any claim to, or interest in, the Securities. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Securities, the Issuer will promptly notify the Secured Party and the Grantor thereof.
     Section 8. Maintenance of Securities. In addition to, and not in lieu of, the obligation of the Issuer to honor instructions as agreed in Section 2 hereof, the Issuer agrees as follows:
     (i) Grantor Instructions; Notice of Exclusive Control. So long as the Issuer has not received a Notice of Exclusive Control (as defined below), the Issuer may comply with instructions of the Grantor or any duly authorized agent of the Grantor in respect of the Securities. After the Issuer receives a written notice from the Secured Party that it is exercising exclusive control over the Securities (a “Notice of Exclusive Control”), the Issuer will cease complying with instructions of the Grantor or any of its agents.
     (ii) Non-Cash Dividends and Distributions. The Issuer shall deliver to the Secured Party all non-cash dividends, interest and other distributions paid or made upon or with respect to the Securities or subject same to an issuer control agreement substantially in the form of this Agreement.

     (iii) Voting Rights. Until the Issuer receives a Notice of Exclusive Control, the Grantor shall be entitled to direct the Issuer with respect to voting the Securities.
     (iv) Statements and Confirmations. The Issuer will promptly send copies of all statements and other correspondence concerning the Securities simultaneously to each of the Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.
     (v) Tax Reporting. All items of income, gain, expense and loss recognized in respect of the Securities shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.
     Section 9. Representations, Warranties and Covenants of the Issuer. The Issuer makes the following representations, warranties and covenants:
     (i) This Agreement is a valid and binding agreement of the Issuer enforceable in accordance with its terms.
     (ii) The Issuer has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Securities pursuant to which it has agreed, or will agree, to comply with instructions (as defined in Section 8-102 of the UCC) of such person. The Issuer has not entered into any other agreement with the Grantor or the Secured Party purporting to limit or condition the obligation of the Issuer to comply with instructions as agreed in Section 2 hereof.
     Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:
     Grantor:

     Secured Party:
     Issuer:
Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.
     Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Grantor or any lapse of time. The obligations of the Issuer hereunder shall continue in effect until the Secured Party has notified the Issuer in writing that the Transaction Lien has been terminated pursuant to the Security Agreement.
     Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF GRANTOR]
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

[NAME OF ISSUER]
By:
Name:
Title:

Exhibit A
[Letterhead of Secured Party]
[Date]
[Name and Address of Issuer]
Attention:
          Re: Notice of Exclusive Control
Ladies and Gentlemen:
     As referenced in the Issuer Control Agreement dated as of ___, ___among [name of Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over [specify Pledged Uncertificated Securities] registered in the name of [name of Grantor] (the “Securities”). You are instructed not to accept any directions or instructions with respect to the Securities from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to [name of Grantor].

Very truly yours, JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

cc: [name of Grantor]

EXHIBIT G
to Security Agreement
SECURITIES ACCOUNT CONTROL AGREEMENT
     SECURITIES ACCOUNT CONTROL AGREEMENT dated as of ______, ___among _________(the “Grantor”), JPMORGAN CHASE BANK, N.A., as Collateral Agent (the “Secured Party”), and _________ (the “Securities Intermediary”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in the State of New York. Terms defined in the UCC have the same meanings when used herein.
W I T N E S S E T H :
WHEREAS, the Grantor is the entitlement holder with respect to the Account (as defined below);
     WHEREAS, pursuant to a Security Agreement dated as of December___, 2007 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Grantor has granted to the Secured Party a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Grantor in, to and under the Account, all financial assets credited thereto and all security entitlements in respect thereof, whether now owned or existing or hereafter acquired or arising; and
     WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Account, all financial assets from time to time credited thereto and all security entitlements in respect thereof;
     NOW, THEREFORE, the parties hereto agree as follows:
     Section 1. Establishment of Account. The Securities Intermediary confirms that:
     (i) the Securities Intermediary has established account number [identify account number] in the name of “[name of Grantor]” (such account and any successor account, the “Account”),
     (ii) the Account is a “securities account” as defined in Section 8-501 of the UCC,

     (iii) the Securities Intermediary is acting as a “securities intermediary” (as defined in Section 8-102 of the UCC) in respect of the Account,
     (iv) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Grantor as entitled to exercise the rights that comprise all financial assets from time to time credited to the Account,
     (v) all property delivered to the Securities Intermediary by or on behalf of the Grantor will be promptly credited to the Account, and
     (vi) all financial assets (except cash) credited to the Account will be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor unless such financial asset has been further indorsed to the Securities Intermediary or in blank.
     Section 2. “Financial Assets” Election. The parties hereto agree that each item of property (whether investment property, financial asset, security, instrument, cash or other property) credited to the Account shall be treated as a “financial asset” within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.
     Section 3. Entitlement Orders. The Securities Intermediary agrees to comply with any “entitlement order” (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Account or any financial asset credited thereto without further consent by the Grantor or any other person. The Grantor consents to the foregoing agreement by the Securities Intermediary.
     Section 4. Waiver of Lien; Waiver of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds).

     Section 5. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The State of New York shall be deemed to be the Securities Intermediary’s jurisdiction for purposes of the UCC (including, without limitation, Section 8-110 thereof).
     Section 6. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Securities Intermediary and the Grantor with respect to the Account [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Securities Intermediary and the Grantor with respect to the Account, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. If any Existing Other Agreement does not specify that it is governed by the laws of the jurisdiction specified in Section 5, such Existing Other Agreement is hereby amended to specify that it is governed by the laws of the jurisdiction specified in Section 5.
     Section 7. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.
     Section 8. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Grantor, the Securities Intermediary does not know of any claim to, or interest in, the Account, any financial asset credited thereto or any security entitlement in respect thereof. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account, any financial asset credited thereto or any security entitlement in respect thereof, the Securities Intermediary will promptly notify the Secured Party and the Grantor thereof.
     Section 9. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Account as follows:
     (i) Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Securities Intermediary has not received a Notice of Exclusive Control (as defined below), the Securities Intermediary may, subject to paragraph (iii) below, comply with entitlement orders of the Grantor or any duly authorized agent of the Grantor in respect of the Account and any or all financial assets credited thereto. After the Securities Intermediary receives a written notice from the Secured Party that is exercising exclusive control over the Account (a “Notice of

Exclusive Control”), the Securities Intermediary will cease complying with entitlement orders of the Grantor or any of its agents.
     (ii) Voting Rights. Until the Securities Intermediary receives a Notice of Exclusive Control, the Grantor shall be entitled to direct the Securities Intermediary with respect to the voting of any financial assets credited to the Account.
     (iii) Permitted Investments. Until the Securities Intermediary receives a Notice of Exclusive Control, the Grantor shall be entitled to direct the Securities Intermediary with respect to the selection of investments to be made and credited to the Account.
     (iv) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Account and/or any financial assets credited thereto simultaneously to each of the Grantors and the Secured Party at their respective addresses specified in Section 12 hereof.
     (v) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any financial assets credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.
     Section 10. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary makes the following representations, warranties and covenants:
     (i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Securities Intermediary will not change the name or account number of the Account without the prior written consent of the Secured Party.
     (ii) No financial asset credited to the Account is or will be registered in the name of the Grantor, payable to the order of the Grantor, or specially indorsed to the Grantor, unless such financial asset has been further indorsed by the Grantor to the Securities Intermediary or in blank.
     (iii) This Agreement is a valid and binding agreement of the Securities Intermediary enforceable in accordance with its terms.
     (iv) The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any financial asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Grantor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as agreed in Section 3 hereof.
     Section 11. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 12. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:
     Grantor:
     Secured Party:
     Securities Intermediary:
Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.
     Section 13. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Grantor or any lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the Secured Party has notified the Securities Intermediary in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

[NAME OF GRANTOR]
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY]
By:
Name:
Title:

Exhibit A
[Letterhead of Secured Party]
[Date]
[Name and Address of Securities Intermediary]

Attention:
Re: Notice of Exclusive Control
     Ladies and Gentlemen:
     As referenced in the Securities Account Control Agreement dated as of _________, ___among [name of Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over securities account number _________(the “Account”), all financial assets from time to time credited thereto and all security entitlements in respect thereof. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Account or the financial assets credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to [name of Grantor].
Very truly yours,

JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

cc: [name of Grantor]

Exhibit H
DEPOSIT ACCOUNT CONTROL AGREEMENT
     DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of _________, ___among _________(the “Grantor”), JPMORGAN CHASE BANK, N.A., as Collateral Agent (the “Secured Party”), and _________ (the “Bank”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in the State of New York. Terms defined in the UCC have the same meanings when used herein.
W I T N E S S E T H :
     WHEREAS, the Grantor is the Bank’s customer (as defined in Section 4-104(1)(e) of the UCC) with respect to the Account (as defined below);
     WHEREAS, pursuant to a Security Agreement dated as of December___, 2007 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Grantor has granted to the Secured Party a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Grantor in, to and under the Account; and
     WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Account and any and all funds or deposits from time to time held therein or credited thereto, whether now owned or existing or hereafter acquired or arising;
     NOW, THEREFORE, the parties hereto agree as follows:
     Section 1. Establishment of Account. The Bank confirms that:
     (i) the Bank has established account number [identify account number] in the name of “[name of Grantor]” (such account and any successor account, the “Account”);
     (ii) the Account is a “deposit account” as defined in Section 9-102(a)(29) of the UCC; and
     (iii) the Bank is a “bank” (as defined in section 9-102 of the UCC) and is acting in such capacity in respect of the Account.
     Section 2. Instructions. The Grantor, the Secured Party and the Bank agree that the Bank will comply with (i) any instruction originated by the Secured Party directing disposition of funds in the Account and (ii) any other instruction from the Secured Party in respect of the Account, in each case without further consent by the Grantor or any other person.
     Section 3. Waiver of Lien; Waiver of Set-off. The Bank waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto. No amounts credited to the Account will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party (except that the Bank may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds).
     Section 4. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The State of New York shall be deemed to be the bank’s jurisdiction (as defined in Section 9-304 of the UCC) with respect to the Account.
     Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Bank and the Grantor with respect to the Account [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Bank and the Grantor with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. If any Existing Other Agreement does not specify that it is governed by the laws of the jurisdiction specified in Section 4, such Existing Other Agreement is hereby amended to specify that it is governed by the laws of the jurisdiction specified in Section 4.
     Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.
     Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Grantor, the Bank does not know of any claim to, or interest in, the Account or any or all funds or deposits held therein or credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account or any or all funds or deposits held therein or credited thereto, the Bank will promptly notify the Secured Party and the Grantor thereof.

     Section 8. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Bank to honor instructions originated by the Secured Party as agreed in Section 2 hereof, the Bank agrees to maintain the Account as follows:
     (i) Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Bank has not received a Notice of Exclusive Control (as defined below), the Bank may comply with instructions originated by the Grantor or any duly authorized agent of the Grantor in respect of the Account and any or all funds or deposits held therein or credited thereto. After the Bank receives a written notice from the Secured Party that it is exercising exclusive control over the Account (a “Notice of Exclusive Control”), the Bank will cease complying with instructions originated by the Grantor or any of its agents.
     (ii) Statements. The Bank will promptly send copies of all statements and other correspondence concerning the Account simultaneously to each of the Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.
     (iii) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any funds or deposits held therein or credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.
     Section 9. Representations, Warranties and Covenants of the Bank. The Bank makes the following representations, warranties and covenants:
     (i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Bank will not change the name or account number of the Account without the prior written consent of the Secured Party.
     (ii) Neither the Account nor any funds or deposits at any time held therein or credited thereto is or will be evidenced by any instrument (as defined in Section 9-102 of the UCC) or constitutes or will constitute investment property (as defined in Section 9-102 of the UCC)
     (iii) This Agreement is a valid and binding agreement of the Bank enforceable in accordance with its terms.
     (iv) The Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any funds or deposits held therein or credited thereto pursuant to which it has agreed, or will agree, to comply with instructions of such person. The Bank has not entered into any other agreement with the Grantor or the Secured Party purporting to limit or condition the obligation of the Bank to comply with instructions originated by the Secured Party as agreed in Section 2 hereof.
     Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:
     Grantor:
     Secured Party:
     Bank:
     Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.
     Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Grantor or any lapse of time. The obligations of the Bank hereunder shall continue in effect until the Secured Party has notified the Bank in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

[NAME OF GRANTOR]
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

[NAME OF BANK]
By:
Name:
Title:

Exhibit A
[Letterhead of Secured Party]
[Date]
[Name and Address of Bank]

Attention:
Re: Notice of Exclusive Control
     Ladies and Gentlemen:
     As referenced in the Deposit Account Control Agreement dated as of _________, ___among [name of Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over deposit account number _________(the “Account”) and all funds and deposits from time to time held therein or credited thereto. You are instructed not to accept any directions or instructions with respect to the Account or the funds or deposits held therein or credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.
     You are instructed to deliver a copy of this notice by facsimile transmission to [name of Grantor].
Very truly yours,

JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

cc: [name of Grantor]